                                                                    EXHIBIT 10.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of June 29, 2000 (this "Amendment"), is among Venture Holdings Company LLC, a Michigan limited liability company, as successor Borrower to Venture Holdings Trust under the Credit Agreement (the "Borrower"), the lenders set forth on the signature pages hereof (collectively, the "Lenders"), and Bank One, NA, formerly known as The First National Bank of Chicago, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                                     RECITAL

         The Borrower, the Administrative Agent and the Lenders are parties to a Credit Agreement dated as of May 27, 1999, as amended by a First Amendment to Credit Agreement dated June 4, 1999 (the "Credit Agreement"). The Borrower and the Guarantors desire to amend the Credit Agreement and the Agent and the Lenders are willing to do so strictly in accordance with the terms hereof.


                                      TERMS

         In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:



                                   ARTICLE 1.
                                   AMENDMENTS

         The Credit Agreement is amended as follows:

         1.1 The definition of Consolidated Interest Expense in Section 1.1 is amended by adding the following to the end thereof: "; provided that, notwithstanding the foregoing, non-cash interest expense resulting from the amortization of capitalized interest which was capitalized in connection with the termination of interest rate swaps shall be excluded from Consolidated Interest Expense."

         1.2 The definition of Consolidated Net Income in Section 1.1 is amended by adding the following to the end of clause (d) thereof: ", including, without limitation, any gain or loss from any termination or similar payment in connection with the termination of any agreement or arrangement protecting against fluctuations in interest rates, including without limitation cross currency interest rate agreements,".

         1.3 The definition of Consolidated Net Worth in Section 1.1 is restated as follows:

                  "Consolidated Net Worth" means the aggregate amount of trust equity (i.e., consolidated trust principal) and common shareholders' or members' equity, as applicable, as determined from a consolidated balance sheet of the Borrower and its

         Subsidiaries, prepared in accordance with Agreement Accounting Principles, provided that Consolidated Net Worth shall not be increased or decreased as a result of any unrealized currency gains and losses and cumulative translation adjustments in accordance with Statement of Financial Accounting Standard No. 52, except to the extent such net gains or losses and cumulative translation adjustments accrued subsequent to June 30, 2000 exceed $25,000,000.

         1.4 Sections 2.1(c)(i) and 2.1(d)(i) are each amended by deleting reference therein to "$20,000,000" and substituting "$25,000,000" in place thereof.

         1.5 Section 2.8 is amended by deleting reference in the sixth line thereof to "$5,000,000" and substituting "$1,000,000" in place thereof.

         1.6 Section 2.10 is amended by deleting the phrase "The Borrower shall give the Administrative Agent irrevocable notice (a "Borrowing Notice") not later than noon (Detroit time) at least one Business Day before the Borrowing Date of each Floating Rate Advance, three Business Days before the Borrowing Date for each Eurodollar Advance, and four Business Days before the Borrowing Date for each Eurocurrency Advance" and substituting "The Borrower shall give the Administrative Agent irrevocable notice (a "Borrowing Notice") not later than 11:00 am (Detroit time) on the Borrowing Date of each Floating Rate Advance, noon (Detroit time) three Business Days before the Borrowing Date for each Eurodollar Advance, and noon (Detroit time) four Business Days before the Borrowing Date for each Eurocurrency Advance" in place thereof.

         1.7      A new Section 2.23.5 is added as follows:

                  2.23.5 Notwithstanding anything in herein to the contrary, in addition to all payments of the Loans required hereunder, all of the Net Cash Proceeds of any receivable sales and/or factoring permitted by
         Section 6.11(vi) at any time after the Effective Date shall be applied as a prepayment to the Interim Term Loan until the Interim Term Loan is paid in full.

         1.8 Section 6.1(xiii) is re-designated as Section 6.1(xiv) and a new Section 6.1(xiii) is added as follows:

                  (xiii) Promptly and in any event within 120 days after the close of each of its fiscal years, a budget and forecast prepared by the Borrower for such fiscal year in detail satisfactory to the Agent.

         1.9      Section 6.11 amended by (a) restating clause (vi) as follows:
"(vi) Indebtedness in connection with any receivable sales and/or factoring in the ordinary course of business by the Borrower or any Subsidiary and which is non-recourse to the Borrower or such Subsidiary, as the case may be, in an aggregate amount at any one time outstanding not to exceed an amount equal to the Dollar Equivalent of $100,000,000;" and (b) adding the following to the end thereof: "For purposes of this Agreement, the aggregate outstanding amount of monetary obligations under any receivables factoring, receivable sales or similar transactions shall be based on the aggregate outstanding amount sold, assigned, discounted or otherwise transferred for which the underlying receivable or similar asset has not been collected from the relevant account debtor or similar obligor thereon and all monetary obligations under any synthetic lease, tax ownership/operating lease, off-balance sheet financing or similar financing (excluding Operating Leases which are not synthetic leases or tax ownership/operating leases) shall be based on the aggregate outstanding amount financed, in all cases whether or not shown as a liability on a consolidated balance sheet of the Borrower and its Subsidiaries, as reasonably satisfactory to the Agent."

         1.10     Sections 6.25 through 6.28 are restated as follows:

                  6.25 Consolidated Net Worth. The Borrower will maintain Consolidated Net Worth at all times of not less than the sum of (a) 90% of actual June 30, 2000 Consolidated Net Worth, provided such amount is acceptable to the Agent, plus (b) 50% of the consolidated net income (after taxes and Permitted Tax Distributions) of the Borrower and its Subsidiaries, as determined in accordance with the Agreement Accounting Principles, such 50% of consolidated net income to be added as of the end of each fiscal year of the Borrower, provided that the amount added for the fiscal year ending December 31, 2000 shall equal such consolidated net income for the six months ending December 31, 2000 and if such net income is negative in any such six month period or fiscal year, the amount added for such six month period or fiscal year shall be zero and it shall not reduce the amount to be added for any other period or fiscal year and (c) 75% of the Net Cash Proceeds from any capital contribution to the Borrower or the issuance of any Capital Stock of the Borrower.

                  6.26 Interest Coverage Ratio. The Borrower will maintain an Interest Coverage Ratio of at least (a) 1.90 to 1.0 as of June 30, 2000 and as of September 30, 2000, (b) 2.00 to 1.0 as of December 31, 2000 and as of the end of each fiscal quarter thereafter through the fiscal quarter ending September 30, 2002, (c) 2.25 to 1.0 as of December 31, 2002 and as of the end of each fiscal quarter thereafter through the fiscal quarter ending September 30, 2003, (d) 2.50 to 1.0 as of December 31, 2003 and as of the end of each fiscal quarter thereafter through the fiscal quarter ending September 30, 2004, and (e) 2.75 to
         1.0 as of December 31, 2004 and as of the end of each fiscal quarter thereafter.

                  6.27 Fixed Charge Coverage Ratio. The Borrower will maintain a Fixed Charge Coverage Ratio of at least (a) 0.85 to 1.0 as of June 30, 2000, (b) 0.9 to 1.0 as of September 30, 2000, (c) 1.00 to 1.0 as of
         December 31, 2000 and as of the end of each fiscal quarter thereafter through the fiscal quarter ending December 31, 2002 and (d) 1.05 to 1.0 as of the end of each fiscal quarter thereafter.

                  6.28 Leverage Ratio. The Borrower will maintain a Leverage Ratio of not more than (a) 5.25 to 1.0 at any time from and including June 30, 2000 to and including December 30, 2000, (b) 4.90 to 1.0 at any time from and including December 31, 2000 to and including June 29, 2001, (c) 4.75 to 1.0 at any time from and including June 30, 2001 to and including December 30, 2001, (d) 4.50 to 1.0 at any time from and including December 31, 2001 to and including December 30, 2002, (e)
         4.00 to 1.0 at any time from and including December 31, 2002 to and including December 30, 2003, and (f) 3.50 to 1.0 at any time thereafter.

         1.11 Reference in Section 7.20 to "November 27, 2000" shall be deleted and "March 31, 2002" shall be substituted in place thereof.

         1.12     Schedule 1.1-A to the Credit Agreement is replaced with
Schedule 1.1-A attached hereto.

                                   ARTICLE 2.
                                 REPRESENTATIONS

         The Borrower and each Guarantor represents and warrants to, and agrees with, the Administrative Agent and the Lenders that:

         2.1 The execution, delivery and performance of this Amendment are within their respective powers, have been duly authorized by the Borrower and each Guarantor and are not in contravention of any Requirement of Law.

         2.2 This Amendment is the legal, valid and binding obligations of the Borrower and each Guarantor, enforceable against them in accordance with the terms thereof.

         2.3 After giving effect to the amendments herein contained, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, and no Default or Unmatured Default exists or has occurred and is continuing on the date hereof.

         2.4 The consummation of the receivable sales and/or factoring permitted by Section 6.11(vi) of the Credit Agreement as amended hereby and the transactions contemplated thereby are allowed by the 1999 Senior Subordinated Debt Documents, the 1999 Senior Unsecured Debt Documents and the 1997 Senior Unsecured Debt Documents, and will not breach or cause a prepayment under, and the Borrower agrees that no such prepayment will be required or made under, the 1999 Senior Subordinated Debt Documents, the 1999 Senior Unsecured Debt Documents or the 1997 Senior Unsecured Debt Documents.

                                   ARTICLE 3.
                              CONDITIONS PRECEDENT.


                  This Amendment shall be effective as of the date hereof when each of the following conditions is satisfied:

         3.1 This Amendment shall be executed by each of the Borrower, the Guarantors, the Required Lenders, and the Agent.

         3.2 The Borrower shall provide a certified resolution with respect to this Amendment satisfactory to the Agent.

         3.3 The Borrowers shall pay to the Agent, for the benefit of each Lender signing this Amendment on or before July 24, 2000 or as otherwise agreed to by the Borrowers and the Agent, an amendment fee equal to 20 basis points on such Lender's Commitments.

                                   ARTICLE 4.
                                 MISCELLANEOUS.

         4.1 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

         4.2 Except as expressly amended hereby, the Borrower and the Guarantors agree that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that they have no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         4.3 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                              BORROWER:

                              VENTURE HOLDINGS COMPANY LLC

                              By:   /s/  James S. Butler

                              Print Name: James Butler

                              Title: Executive Vice President

                              GUARANTORS:

                              VEMCO, INC.
                              VEMCO LEASING, INC.
                              VENTURE INDUSTRIES CORPORATION
                              VENTURE HOLDINGS CORPORATION
                              VENTURE LEASING COMPANY
                              VENTURE MOLD & ENGINEERING
                                 COMPANY
                              VENTURE SERVICE COMPANY
                              VENTURE EUROPE, INC.
                              VENTURE EU CORPORATION
                              VENTURE HOLDINGS COMPANY LLC
                              EXPERIENCE MANAGEMENT LLC

                              By: /s/ James S. Butler

                              Print Name: James Butler

                              Title: Executive Vice President of each Guarantor

                              LENDERS:

                              BANK ONE, NA, as Administrative Agent
                              and a Lender


                              By: /s/ Paul Flynn

                              Print Name: Paul Flynn

                              Title: First Vice President


                              THE BANK OF NOVA SCOTIA, as Syndication
                              Agent and as a Lender


                              By: /s/ F.C.H. Ashby

                              Print Name:  F.C.H. Ashby

                              Title: Senior Manager Loan Operations


                              STANDARD FEDERAL BANK


                              By: /s/ Gregory E. Castle

                              Print Name: Gregory E. Castle

                              Title: Vice President


                              FUJI BANK, LTD.


                              By: /s/ Peter L. Chinnici

                              Print Name: Peter L. Chinnici

                              Title: Senior Vice President

                             BANK AUSTRIA (ZLANDERBANK)
                             CORPORATE FINANCE, INC.


                             By: /s/ Clifford Wells/David M. Harnisch

                             Print Name: Clifford Wells/David M. Harnisch

                             Title: Sr. Vice President/Sr. Vice President


                             HARRIS TRUST AND SAVINGS


                             By: /s/ Kirby M. Law

                             Print Name: Kirby M. Law

                             Title: Vice President


                             MITSUBISHI TRUST & BANKING


                             By: /s/  Nobuo Tominaga

                             Print Name: Nobuo Tominaga

                             Title: Chief Manager


                             BANK OF SCOTLAND


                             By: /s/ Annie Glynn

                             Print Name: Annie Glynn

                             Title: Senior Vice President

                          BHF (USA) CAPITAL CORPORATION


                          By: /s/ Thomas J. Scifo/Hans J. Scholz

                          Print Name: Thomas J. Scifo/Hans J. Scholz

                          Title: Vice President/ Vice President


                          COMERICA BANK (DETROIT)


                          By: /s/  Mark A. Reifel

                          Print Name: Mark A. Reifel

                          Title: Vice President


                          THE BANK OF NEW YORK


                          By: /s/ Joshua M. Feldman

                          Print Name: Joshua M. Feldman

                          Title: Assistant Vice President


                          PROVIDENT BANK


                          By: /s/ Thomas W. Doe

                          Print Name: Thomas W. Doe

                          Title: Vice President


                          FIRSTAR BANK, N.A.


                          By:
                              --------------------------------------------------

                          Print Name:
                                      ------------------------------------------

                          Title:
                                 -----------------------------------------------



                          NATIONAL BANK OF CANADA


                          By: /s/ Jeffrey C. Angell

                          Print Name: Jeffrey C. Angell

                          Title: Vice President


                          By: /s/ R. Kevin Finn

                          Print Name: R. Kevin Finn

                          Title: Vice President

                          FIRSTRUST BANK


                          By: /s/ Kent D. Nelson

                          Print Name:  Kent D. Nelson

                          Title: Vice President and Manager

                          OCTAGON INVESTMENT PARTNERS II, LLC

                          By:        OCTAGON CREDIT INVESTORS, LLC
                                     As Sub-Investment Manager

                          By: /s/ Michael B. Nechamkin

                          Print Name: Michael B. Nechamkin

                          Title: Portfolio Manager

                          OCTAGON INVESTMENT PARTNERS III, LTD.

                          By:        OCTAGON CREDIT INVESTORS, LLC
                                     As Portfolio Manager

                          By: /s/ Michael B. Nechamkin

                          Print Name: Michael B. Nechamkin

                          Title: Portfolio Manager

                          MASS MUTUAL LIFE INSURANCE


                          By: /s/ Steven J. Katz

                          Print Name: Steven J. Katz

                          Title: Second Vice President
                                  and Associate General Counsel

                          SIMSBURY CLO LTD
                          By:  Massachusetts Mutual Life Insurance
                                 Company as Collateral Manager

                          By: /s/ Steven J. Katz

                          Print Name: Steven J. Katz

                          Title: Second Vice President and
                                  Associate General Counsel


                          MAPLEWOOD (CAYMAN) LTD.
                          By:  Massachusetts Mutual Life Insurance Co.,
                                as Investment Manager

                          By: /s/ Steven J. Katz

                          Print Name: Steven J. Katz

                          Title: Second Vice President and
                                  Associate General Counsel


                          PERSEUS CDO I LTD
                          By:  Massachusetts Mutual Life Insurance Co., as
                                 Collateral Manager

                          By: /s/ Steven J. Katz

                          Print Name: Steven J. Katz

                          Title: Second Vice President and
                                  Associate General Counsel

                          TCW LEVERAGE INCOME TRUST IV, L.P.

                          By:  TCW (LINC IV), L.L.C.
                                  as General Partner

                          By: TCW Asset Management Company
                          as Managing member of the General Partner

                          By:  /s/ Mark L. Gold

                          Print Name: Mark L. Gold

                          Title: Managing Director

                          By:  /s/ Richard F. Kurth

                          Print Name: Richard F. Kurth

                          Title: Vice President


                          SEQUILS I LTD

                          By:  TCW Advisers, Inc. as its Collateral Manager

                          By:  /s/ Mark L. Gold

                          Print Name: Mark L. Gold

                          Title: Managing Director

                          By:  /s/ Richard F. Kurth

                          Print Name: Richard F. Kurth

                          Title: Vice President

                          SEQUILS IV, LTD.

                          By: /s/ Mark L. Gold

                          Print Name: Mark L. Gold

                          Title: Managing Director

                          By:  /s/ Richard F. Kurth

                          Print Name: Richard F. Kurth

                          Title: Vice President


                          UNITED OF OMAHA LIFE INS
                          By:  TCW Asset Management Company,
                          its Investment Advisor


                          By: /s/ Mark L. Gold

                          Print Name: Mark L. Gold

                          Title: Managing Director

                          By:  /s/ Richard F. Kurth

                          Print Name: Richard F. Kurth

                          Title: Vice President


                          SEQUILS-ING I HBDGM

                          By:  ING Capital Advisors LLC,
                          As Collateral Manager

                          By: /s/ Wade T. Winter, CFA

                          Print Name: Wade T. Winter

                          Title: Vice President

                          ARCHIMEDES FUNDING II, LTD.

                          By:  ING Capital Advisors LLC,
                          as Collateral Manager

                          By: /s/ Wade T. Winter, CFA

                          Print Name: Wade T. Winter

                          Title: Vice President

                          ARCHIMEDES FUNDING III, LTD.

                          By:  ING Capital Advisors LLC,
                          as Collateral Manager

                          By: /s/ Wade T. Winter, CFA

                          Print Name: Wade T. Winter

                          Title: Vice President


                          ING HIGH INCOME PRINCIPAL
                          PRESERVATION FUND HOLDINGS, LDC.,

                          By:  ING Capital Advisors LLC
                          As Investment Advisor

                          By: /s/ Wade T. Winter, CFA

                          Print Name: Wade T. Winter

                          Title: Vice President


                          BLACK DIAMOND CLO 2000 I LTD


                          By: /s/ David Dyer

                          Print Name: David Dyer

                          Title: Director

                          PAMCO CAYMAN LTD.
                          By:Highland Capital Management, L.P.
                          As Collateral Manager

                          By: /s/ James Dondero, CFA, CPA

                          Print Name: James Dondero

                          Title: President Highland Capital Management LP

                          PAM CAPITAL FUNDING, L.P.
                          By:  Highland Capital Management, L.P.
                          As Collateral Manager

                          By: /s/ James Dondero, CFA, CPA

                          Print Name: James Dondero

                          Title: President Highland Capital Management LP

                          HIGHLAND LEGACY LIMITED
                          By:  Highland Capital Management, L.P.
                          As Collateral Manager

                          By: /s/ James Dondero, CFA, CPA

                          Print Name: James Dondero

                          Title: President Highland Capital Management LP

                          ML CBO IV (Cayman) Ltd.
                          By:  Highland Capital Management, L.P.
                          As Collateral Manager

                          By: /s/ James Dondero, CFA, CPA

                          Print Name: James Dondero

                          Title: President Highland Capital Management LP

                          ELF Funding Trust I
                          By:  Highland Capital Management, L.P.
                          As Collateral Manager

                          By: /s/ James Dondero, CFA, CPA

                          Print Name: James Dondero

                          Title: President Highland Capital Management LP

                          NORTH AMERICAN SENIOR FLOATING RATE FUND
                          By:  Cypress Tress Investment Management Company,
                                 Inc. as Portfolio Manager


                          By: /s/ Jeffrey W. Heuer

                          Print Name: Jeffrey W. Heuer

                          Title: Principal

                          CYPRESS TREE INSTITUTIONAL FUND, LLC
                          By:  Cypress Tress Investment Management Company,
                                 Inc. its Managing Member


                          By: /s/ Jeffrey W. Heuer

                          Print Name: Jeffrey W. Heuer

                          Title: Principal

                          CYPRESS TREE INVESTMENT
                          MANAGEMENT COMPANY, INC.
                          As: Attorney-in-Fact and on behalf of First Allmerica Financial Life Insurance Company as Portfolio Manager


                          By: /s/ Jeffrey W. Heuer

                          Print Name: Jeffrey W. Heuer

                          Title: Principal

                          CYPRESS TREE INVESTMENT PARTNERS I, LTD.
                          By:  Cypress Tress Investment Management Company,
                                 Inc. as Portfolio Manager


                          By: /s/ Jeffrey W. Heuer

                          Print Name: Jeffrey W. Heuer

                          Title: Principal


                          STEIN ROE FLOATING RATE LIMITED



                          By: /s/  James R. Fellows

                          Print Name: James R. Fellows

                          Title: Senior Vice President
                          Stein Roe & Farnham Incorporated,
                          As Advisor to the Stein Roe Floating Rate
                          Limited Liability Company

                          STEIN ROE & FARNHAM CLO I LTD.,
                          By:  Stein Roe & Farnham Incorporated,
                          As Portfolio Manager


                          By: /s/  James R. Fellows

                          Print Name: James R. Fellows

                          Title: Senior Vice President & Portfolio Manager


                          KZH CRESCENT 2 LLC


                          By: /s/ Peter Chin

                          Print Name: Peter Chin

                          Title: Authorized Agent


                          KZH CRESCENT 3 LLC

                          By: /s/ Peter Chin

                          Print Name: Peter Chin

                          Title: Authorized Agent


                          KZH CRESCENT LLC


                          By: /s/ Peter Chin

                          Print Name: Peter Chin

                          Title: Authorized Agent

                          KZH CYPRESSTREE-1 LLC


                          By: /s/ Peter Chin

                          Print Name: Peter Chin

                          Title: Authorized Agent


                          KZH-ING-2LLC


                          By: /s/ Peter Chin

                          Print Name: Peter Chin

                          Title: Authorized Agent


                          FIRST UNION NATIONAL BANK OF NC


                          By: /s/ Steven J. Haas

                          Print Name: Steven J. Haas

                          Title: Senior Vice President


                          MOUNTAIN CAPITAL CLO I, LTD.

                          By: /s/ Darron R. Riley

                          Print Name: Darron R. Riley

                          Title: Director


                          ORIX BUSINESS CREDIT INC

                          By: /s/ Michael J. Cox

                          Print Name: Michael J. Cox

                          Title: Senior Vice President

                          ELC (CAYMAN) LTD. 1999 - II


                          By: /s/ John W. Stelwagon

                          Print Name: John W. Stelwagon

                          Title: Director


                          UNION BANK OF CALIFORNIA NA


                          By: /s/ B. Adam Trout

                          Print Name: B. Adam Trout

                          Title: Vice President


                          PILGRIM PRIME RATE TRUST
                          By:  Pilgrim Investments, Inc.
                          as its investment manager


                          By: /s/ Mark F. Haak

                          Print Name: Mark F. Haak

                          Title: Assistant Vice President


                          PILGRIM AMERICA HIGH INCOME INVESTMENTS, LTD.
                          By:  Pilgrim Investments, Inc.
                          as its investment manager


                          By: /s/ Mark F. Haak

                          Print Name: Mark F. Haak

                          Title: Assistant Vice President

                          SENIOR DEBT PORTFOLIO
                          By:  Boston Management and Research
                          as investment Advisor

                          By:  /s/ Payson F. Swaffield

                          Print Name: Payson F. Swaffield

                          Title: Vice President


                          SRF TRADING, INC.


                          By: /s/ Kelly C. Walker

                          Print Name: Kelly C. Walker

                          Title: Vice President

                          NATEXIS BANQUE


                          By: /s/ Jordan Sadler

                          Print Name: Jordan Sadler

                          Title: Assistant Vice President

                          By: /s/ Frank H. Madden, Jr.

                          Print Name: Frank H. Madden, Jr.

                          Title: Assistant Vice President & Group Manager

                          KZH ING-1 LLC

                          By:  /s/ Virginia Conway

                          Print Name:  Viginia Conway

                          Title:  Authorized Agent

                                 SCHEDULE 1.1-A
                                PRICING SCHEDULE

=============== ================== ================== ================== ================== ==================
APPLICABLE          LEVEL I             LEVEL II           LEVEL III           LEVEL IV          LEVEL V
MARGIN              STATUS               STATUS              STATUS             STATUS            STATUS
--------------- ------------------ ------------------ ------------------ ------------------ ------------------
   Revolving
  Credit,Term
  Loan A and
 Interim Term    175 basis points   200 basis points   250 basis points   275 basis points   300 basis points
     Loan
 Eurocurrency
   Rate and
Eurodollar Rate
--------------- ------------------ ------------------ ------------------ ------------------ ------------------
  Term Loan B
 Eurocurrency
   Rate and      325 basis points   325 basis points   350 basis points   350 basis points   350 basis points
Eurodollar Rate
--------------- ------------------ ------------------ ------------------ ------------------ ------------------
   Revolving
 Credit, Term
  Loan A and
 Interim Term      25 basis points    50 basis points  100 basis points   125 basis points   150 basis points
     Loan
 Floating Rate
--------------- ------------------ ------------------ ------------------ ------------------ ------------------
  Term Loan B     175 basis points   175 basis points   200 basis points   200 basis points   200 basis points
 Floating Rate
=============== ================== ================== ================== ================== ==================

===================== ================== ================== ================== ================== ==================
     APPLICABLE            LEVEL I             LEVEL II         LEVEL III            LEVEL IV           LEVEL V
     COMMIT-                STATUS              STATUS           STATUS              STATUS              STATUS
     MENT FEE
      RATE
===================== ================== ================== ================== ================== ==================
     Commitment             37.5 basis         50 basis          50 basis         50 basis            62.5 basis
         Fee                  points            points           points              points              points
===================== ================== ================== ================== ================== ==================

===================== ================== ================== ================== ================== ==================
 APPLICABLE MARGIN        LEVEL I            LEVEL II            LEVEL III        LEVEL IV            LEVEL V
  FOR FACILITY LC          STATUS              STATUS            STATUS             STATUS              STATUS
        RATE
===================== ================== ================== ================== ================== ==================
  Facility LC Fee     175 basis points   200 basis points   250 basis points   275 basis points   300 basis points
===================== ================== ================== ================== ================== ==================


         For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

         "Financials" means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1(i) or (ii).

         "Level I Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is less than 3.25 to 1.00.

         "Level II Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status, and (ii) the Leverage Ratio is less than 3.75 to 1.00.

         "Level III Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status or Level II Status, and (ii) the Leverage Ratio is less than 4.25 to 1.00.

         "Level IV Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status, Level II Status or Level III Status, and (ii) the Leverage Ratio is less than 4.75 to 1.00.

         "Level V Status" exists at any date if the Borrower has not qualified for Level I Status, Level II Status, Level III Status or Level IV Status.

         "Status" means either Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status.

         The Applicable Margin, the Applicable Facility LC Rate and Applicable Commitment Fee Rate shall be determined in accordance with the foregoing table based on the Borrower's Status as reflected in the then most recent Financials; provided, however, effective on July 24, 2000 and until such time as the Borrower delivers the Financials for the fiscal quarter ending June 30, 2000, the Applicable Margin, the Applicable Facility LC Rate and Applicable Commitment Fee Rate shall be determined in accordance with Level V Status. Adjustments, if any, to the Applicable Margin, the Applicable Facility LC Rate or Applicable Commitment Fee Rate shall be effective five Business Days after the Administrative Agent has received the applicable Financials. If the Borrower fails to deliver the Financials to the Administrative Agent at the time required pursuant to Section 6.1, then the Applicable Margin, the Applicable Facility LC Rate and Applicable Commitment Fee Rate shall be the highest Applicable Margin, Applicable Facility LC Rate and Applicable Commitment Fee Rate set forth in the foregoing table until five days after such Financials are so delivered.